Raymond James
Institutional Investors Conference
Orlando, FL
March 8, 2011
 2011  First Midwest Bancorp, Inc.

Forward Looking Statements &
Additional Information
 This presentation may contain, and during this presentation our management may make statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private
 Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results.
 Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-
 looking statements include, among others, those discussed in our Annual Report on Form 10-K, the preliminary prospectus supplement and other reports filed with the Securities and Exchange Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in the audited financial statements in our Annual Report on Form 10-K, the information contained herein is unaudited.
 Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.
 The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles
 (“GAAP”) and general practice within the banking industry. As a supplement to GAAP, the Company has provided non-GAAP performance results. The Company believes that these non-GAAP financial measures are useful because they allow investors to assess the Company’s operating performance. Although the non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.

First Midwest Presentation Index
  Who We Are
  Operating Performance
  Credit And Capital
  Market Opportunities
  Going Forward

Who We Are

McHenry
Lake
IOWA
DuPage
Cook
Scott
Kendall
Rock Island
Will
La Salle
Grundy
Lake
Knox
ILLINOIS
INDIANA
Vermilion
Champaign

Overview Of First Midwest
  Headquartered In Suburban
 Chicago
  $8.1bn Assets
  $5.5bn Loans (5)
  $6.5bn Deposits
  69% Transactional
  $4.5bn Trust Assets
Loan Mix
Deposit Mix4
  Highly Efficient Platform - $66mm
 Of Deposits Per Branch Office
  Leading Market Share In Non-
 Downtown Chicago MSA ³
  #9 In Market Share
  3 FDIC Acquisitions Since 4Q09
  ~ $800mm In Deposits
$5.5bn
$6.5bn
Note: Information as of 31-Dec-10.
¹ Defined as time deposits less than $100,000.
² Defined as time deposits greater than $100,000.
³ Source: SNL Financial. Non-downtown ranking and market share based on total deposits in Chicago MSA less deposits in the city of Chicago. Data as of 31-Dec-10.
4 Based on quarterly average deposit mix as of 31-Dec-10.
5 Includes $375mm in covered loans stemming from three FDIC-assisted transactions since 30-Sept-09.
Consumer
12%
Commercial
& Industrial
31%
Commercial
Real Estate
50%
Savings &
NOW
29%
Demand
20%
Money
Market
20%
Retail
Time¹
21%
Jumbo Time²
10%
Covered Loans
7%

Operating Performance

Key Operating Metrics	- Fourth Quarter - 2010	- Fourth Quarter - 2009	- Full Year - 2010	- Full Year - 2009
PTPP Core Operating Earnings [1] (millions)	$ 35.0	$ 32.7	$ 136.4	$ 131.4
Net Loss (millions)	$ (28.2)	$ (37.5)	$ (9.7)	$ (25.8)
Net Interest Margin	4.02%	4.04%	4.13%	3.72%
Efficiency Ratio	59.08%	58.48%	58.84%	57.86%
Loans, End Of Period [2] (billions)	$ 5.5	$ 5.3	$ 5.5	$ 5.3
Avg. Transactional Deposits (billions)	$ 4.6	$ 3.9	$ 4.3	$ 3.7

Fourth Quarter and Full Year Results
1 PTPP represents Pre-Tax, Pre-Provision earnings, which is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
2 Includes covered loans acquired from FDIC-assisted transactions totaling $375 million and $146 million as of 31-Dec-10, 09 respectively.
  Top Line Revenues, Solid Margin
  Significant Growth In Low Cost Deposits

Key Capital & Credit Metrics [1]	**- Year Ended Dec -31 -** **2010**	**2009**	**% Improvement**
Tier 1 Common	9.72%	7.56%	29%
Charge-Offs	$ 147.1	$ 164.7	-11%
Non-Performing Assets	$ 269.5	$ 336.0	-20%
Loans 30-89 Days Past Due	$ 23.6	$ 37.9	-38%

Fourth Quarter Highlights
  Solid, Peer Leading Capital
  Credit Costs Elevated But Improving
1 All dollar amounts in millions.

4.60
4.20
3.80
3.40
3.00
4Q09
1Q10
2Q10
3Q10
4Q10

62.00
60.00
58.00
56.00
54.00
52.00
50.00
59.08%
4Q09
1Q10
2Q10
3Q10
4Q10

Pre-Tax, Pre-Provision Earnings/ RWA[2]

2.25%
2.00%
1.75%
1.50%
2.21%
4Q09
1Q10
2Q10
3Q10
4Q10
FMBI
Chicago Peers3
Metro Peers4

Core Business Is Solid
Source: FMBI based on internal data; peer data from SNL Financial.
¹ Equal to non-interest expense divided by fully taxable equivalent (FTE) net interest income and non-interest income. Excludes nonrecurring items; items sourced from SNL.
² Risk-Weighted Assets (RWA). This is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
³ Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
4 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and WTNY.
Efficiency Ratio % ¹
Net Interest Margin %
4.02%

Continued Business Investment
  Strengthening Sales
  Retail Households Up 10%
  Enhancing Sales Resources
  Market Expansion
  Improving Internet Platform
  Enriching Product Offering
  Overdraft Program

Credit & Capital

Loan Portfolio Overview
  Branch originated
  Home equity dominated
  ~95% in footprint
  81% of portfolio, 50% CRE
  Diversified + granular
  Most have personal guarantees
Consumer Loans = $658mm
Home Equity
8%
Other
Consumer
1%
C&I
31%
Office,
Retail &
Industrial
22%
Residential
Construction
3%
Commercial
Construction &
Land 3%
Multi-family
6%
Other CRE
16%
Commercial Loans = $4.4bn
Real Estate - 1- 4
Family
3%
Total Loans = $5.5bn
Note: Loan data as of 31-Dec-10.
Covered 7%

Office
10%
Retail
7%
Industrial
14%
Residential Construction
20%
Comm. Construction and Land
15%
Multifamily
8%
Other Commercial
26%

Real Estate Loan Type ($000s)	2007	2010	% change
Office	$ 256,211	$ 396,836	55%
Retail	193,581	328,751	70%
Industrial	374,286	478,026	28%
Residential Construction	505,194	174,690	-65%
Comm. Construction and Land	388,193	164,472	-58%
Multifamily	217,266	349,862	61%
Other Commercial	661,480	856,357	29%
Total Loans	**$ 2,596,211**	**$ 2,748,994**	**6%**

Office
14%
Retail
12%
Industrial
17%
Residential Construction
6%
Comm. Construction and Land 6%
Multifamily
13%
Other Commercial
32%

$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
4Q 2007
4Q 2010
Office
Retail
Industrial
Residential Construction
Comm. Construction and Land
Multifamily
Other Commercial

13

Changing Commercial Real Estate Mix
$2.7bn
Note: Loan data as of year end. Excludes covered loans acquired in FDIC-assisted transactions.
2010 Loan Mix
2007 Loan Mix
$2.6bn

NPAs
$350
$340
$330
$320
$310
$300
$290
$280
$270
$260
$250
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

2009
2010
$360
$340
$320
$300
$280
$260
$240
$220
$200
1st Qtr.
2nd Qtr.
3rd Qtr.
4th Qtr.

Levels Reflect Improvement; Influenced By In-Flows And Disposition Strategy
Quarterly
Year Over Year

Non-Performing Asset Trends
$’s In Millions

$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$'s in millions
2009
2010
C&I
C&D
Other CRE
Consumer

  Down ~41% From 2009
  Total In-Flow Reduced From $365.3mm In 2009 To $214.5mm In 2010
  Influenced By Construction And Development, Primarily Residential
  Lower C&D Exposure, Delinquency Levels Reduced
Non-Accrual Loan In-Flow
Problem Asset In-Flow Reduced

NPA Resolution Strategy Shift

($ in millions)

	Selected Assets				Fourth Quarter 2010 Net-Charge-Offs and OREO Write-Downs		
Asset Class	Beginning Balance	Charge-Offs Related to Strategy Shift	Balance at Dec. 31, 2010	Charge-Offs as a % of Beginning Balance	Ordinary	Related to Strategy Shift	Total
Residential Construction & Land Loans	$ 55	$ 26	$ 29	47%	$ 10	$ 26	$ 36
Commercial Construction & Land Loans	15	8	7	53%	0	8	8
Other Loans	21	3	18	14%	27	3	30
Subtotal	$ 91	$ 37	$ 54	41%	$ 37	$ 37	$ 74
OREO (Primarily Construction & Land)	24	11	13	46%	4	11	15
Total	$ 115	$ 48	$ 67	42%	$ 41	$ 48	$ 89

  Strategy Objective:
  More Aggressively Pursue NPA Resolution
  Focus:
  Selected Construction And Land Related Assets

Addressing Reality of Credit Cycle
  Conditions Slowly Improving, Real Estate Lagging
  C&D Remains Under Stress, Lower Exposure
  Continued Focus On Reducing NPA Levels
  Adjustment Of Carrying Values To Facilitate Disposition
  Continued Investment In Remediation
  Multiple Strategies
  Cash Flowing Properties Offer Greater Alternatives

14%
12%
10%
8%
6%
4%
9.72%
7.69%
10.20%
FMBI
Chicago Peers
Metro Peers

Total Capital

20%
15%
10%
5%
0%
16.18%
13.90%
14.76%
FMBI
Chicago Peers
Metro Peers

	2/6	3/15

Tier 1 RBC

20%
15%
10%
5%
0%
14.12%
12.06%
13.30%
FMBI
Chicago Peers
Metro Peers

NPA + 90 / TCE + LLR

100%
80%
60%
40%
20%
0%
34.89%
78.18%
26.11%
FMBI
Chicago Peers 1
Metro Peers 2

FMBI Rank	2/6	5/15	2/6	11/15

Leading Capital Foundation
First Midwest vs. Peers
 Source: Company data and SNL Financial. FMBI as of 31-Dec-10 and other companies as of 31-Dec-10. FMBI Tier 1 Common excludes equity credit allocated to TARP warrants.
 1 Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
 2 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and WTNY.
Tier 1 Common
FMBI Rank	2/6	6/15
1
1
1
2
2
2

Market Opportunities

strong
and
trusted
For 70 years and counting your friends, neighbors and local businesses have chosen First Midwest as the bank they trust most.
Get connected today.
First Midwest Bank

Market Disruption
  Environment Creates Opportunities

  In Greater Chicago Area
  ~ 40 Failures Since Start Of 2009
  ~ 70 Institutions ($32 Billion) With Texas Ratio > 100%
  Well Positioned To Benefit
  Strong Capital Position
  Solid Reputation: In Marketplace 70+ Years
  Tenured Sales Force
  Experienced Management

Acquisition	Date	Deposits	Core (1)	Loans	Branches	~ House -holds	Pre-Tax Gain
First DuPage	4Q09	$232	26%	$212	1	3,000	$13
Peotone Bank And Trust	2Q10	$84	73%	$53	2	4,000	$4
Palos Bank And Trust	3Q10	$462	47%	$297	5	18,000	$0
Total		$778		$562	8	25,000	$17
Acquisitions Made
1 Defined as total deposits less time deposits.
Expanded Footprint, Financially Accretive,
Solid Deposit Retention (90+%)
All dollar amounts in millions.

Acquisition Opportunities
  Selective Criteria
  Strategically And Financially Accretive

  Ability To Strengthen The Company

  Leverages Our Skills
  Local Market Knowledge
  Experienced And Successful Acquirer
  7 Deals, $2.7bn Since 2003

  FDIC-Assisted Deals Becoming More Competitive
  Deals Likely Smaller
  Eventual Shift From Assisted To Unassisted

Going Forward

Priorities for 2011
  Proactively Address Credit
  Lower Problem Assets
  Continue To Position For Long-Term Success
  Asset Formation
  Investment In Sales
  Expand Market Presence
  Central Business District
  DuPage County
  Pursue Growth Opportunities
  Prudently Manage Capital

Why First Midwest
  Premier Community Banking Franchise
  Strong Core
  Working Through Cycle
  Solid Capital; Liquidity
  Experienced Team
  Market Opportunities Available
Positioned For Long-term Success

Questions?

Appendix

Reconciliation of Non-GAAP Measures

First Midwest Bancorp, Inc.

Pre-Tax Core Operating Earnings [(1)]

Unaudited
(Amounts in thousands)

	Quarters Ended			Years Ended	
	December 31, 2010	September 30, 2010	December 31, 2009	**December 31, 2010**	December 31, 2009
Pre-tax net income (loss)	**$ (53,225)**	$ (1,387)	$ (65,833)	**$ (38,228)**	$ (75,926)
Provision for loan losses	**73,897**	33,576	93,000	**147,349**	215,672
Pre-tax, pre-provision earnings	**20,672**	32,189	27,167	**109,121**	139,746
Non-Operating Items					
Security gains (losses), net	**1,662**	6,376	(5,772)	**12,216**	2,110
Gains on FDIC-assisted transactions	**-**	-	13,071	**4,303**	13,071
Gains on early extinguishment of debt	**-**	-	1,267	**-**	15,258
Write-downs of other real estate owned	**(11,957)**	(5,800)	(9,177)	**(23,367)**	(12,584)
Losses on sales of other real estate owned expense	**(3,455)**	(2,465)	(4,874)	**(17,113)**	(5,970)
Losses realized on other real estate owned	**(15,412)**	(8,265)	(14,051)	**(40,480)**	(18,554)
Integration costs	**(576)**	(847)	-	**(3,324)**	-
FDIC special deposit insurance assessment	**-**	-	-	**-**	(3,500)
Total non-operating items	**(14,326)**	(2,736)	(5,485)	**(27,285)**	8,385
Pre-tax core operating earnings	**$ 34,998**	$ 34,925	$ 32,652	**$ 136,406**	$ 131,361
Risk-adjusted assets	**$ 6,320,113**	$ 6,418,449	$ 6,424,597	**$ 6,320,113**	$ 6,424,597
Pre-tax core operating earnings to risk-adjusted assets	2.22%	2.18%	2.03%	2.16%	2.04%

(1) The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. As a supplement to GAAP, the Company has provided this non-GAAP performance result. The Company believes that this non-GAAP financial measure is useful because it allows investors to assess the Company's operating performance. Although this non-GAAP financial measure is intended to enhance investors' understanding of the Company's business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP.

29

Performing Loans		Non-Performing Loans	
	$	%	$	%
Raw Land	$ 16	13 %	$ 19	37 %
Developed Land	70	57	13	25
Under Construction	13	10	2	4
Substantially Completed	22	18	11	21
Mixed & Other	2	2	7	13
Total Loans	$ 123	100 %	$ 52	100 %

$180
$120
$60
$0
$113
$93
$71
$61
$52
4Q09
1Q10
2Q10
3Q10
4Q10

$50
$40
$30
$20
$10
$0
$38
$4
$10
$4
$26
$10
4Q09
1Q10
2Q10
3Q10
4Q10

Residential Construction & Land Loans
(Represent 3% of Total Loans; $ in Millions)
Non-Performing Loans
Net Charge-Offs
Loan Summary
Performing
Non-
Performing
Size of Portfolio
$123
$52
Avg. Loan Size ($000s)
$542
$747
Supported by Interest Reserve
2%
0%
30-89 Days Past Due
$0
$0
Allocated Loss Reserve
$27
NPLs / Loans
 35.9%
 33.8%
 29.5%
27.0%
30.0%
NCOs / Avg. Loans1
 42.90%
 6.03%
 15.45%
 7.64%
 71.72%
Note: Portfolio data as of 31-Dec-10, excludes covered loans.
1 Annualized.
$36
Charge-
Offs
Related to
Shift in
Strategy
Ordinary
Charge- Offs

Performing Loans		Non-Performing Loans	
	$	%	$	%
Raw Land	$ 28	21 %	$ 19	66 %
Developed Land	62	46	10	34
Under Construction	23	17	–	–
Substantially Completed	22	16	–	–
Mixed & Other	0	0	–	–
Total Loans	$ 135	100 %	$ 29	100 %

$45
$30
$15
$0
$21
$20
$20
$21
$29
4Q09
1Q10
2Q10
3Q10
4Q10

$10
$8
$6
$4
$2
$0
$3
<$1
<$1
<$1
$8
4Q09
1Q10
2Q10
3Q10
4Q10

Commercial Construction & Land Loans
(Represent 3% of Total Loans; $ in Millions)
Non-Performing Loans
Net Charge-Offs
NPLs / Loans	9.0%	8.6%	10.1%	11.1%	17.4%	NCOs / Avg. Loans²	4.07%	0.46%	0.21%	0.46%	17.33%
	Performing	Non-Performing
Size of Portfolio	$135	$29
Avg. Loan Size ($000s)	$993	$3,490
Supported by Interest Reserve	11%	$0
30-89 Days Past Due	$0	$0
Allocated Loss Reserve	$8
Note: Portfolio data as of 31-Dec-10, excludes covered loans.
1 Annualized.
$8
Charge-
Offs
Related to
Shift in
Strategy
Ordinary
Charge-
Offs
Loan Summary